UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 19, 2006

Washington Mutual, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1201Third Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 461-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 19, 2006, Washington Mutual, Inc. held a conference call regarding its results of operations and financial condition for the quarter and six months ended June 30, 2006. The transcript of the conference call is included as Exhibit 99.1 to this report. The information included in the transcript of the conference call is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Transcript of Washington Mutual, Inc. Conference Call held on July 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Dated: July 19, 2006	By: /s/ Fay L. Chapman
Fay L. Chapman
Senior Executive Vice President